                                 AMENDMENT NO. 6
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

     This Amendment dated as of May 23, 2011, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Sector Funds (Invesco Sector Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                              W I T N E S S E T H:

WHEREAS, the parties desire to amend the Agreement to (i) reduce permanently the advisory fee payable by Invesco Van Kampen American Value Fund and Invesco Van Kampen Value Opportunities Fund, effective May 23, 2011; and (ii) remove the following series portfolios: Invesco Financial Services Fund, Invesco Mid-Cap Value Fund, Invesco Small Mid-Special Value Fund, Invesco Special Value Fund, Invesco Technology Sector Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Technology Fund and Invesco Van Kampen Utility Fund;

     NOW, THEREFORE, the parties agree that:

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                                       EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                       ------------------------------------
Invesco Energy Fund                                          November 25, 2003
Invesco Gold & Precious Metals Fund                          November 25, 2003
Invesco Leisure Fund                                         November 25, 2003
Invesco Technology Fund                                      November 25, 2003
Invesco Utilities Fund                                       November 25, 2003
Invesco Technology Sector Fund                               February 12, 2010
Invesco U.S. Mid Cap Value Fund                              February 12, 2010
Invesco Value Fund                                           February 12, 2010
Invesco Van Kampen American Value Fund                       February 12, 2010
Invesco Van Kampen Comstock Fund                             February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                       February 12, 2010
Invesco Van Kampen Small Cap Value Fund                      February 12, 2010
Invesco Van Kampen Value Opportunities Fund                  February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                               INVESCO ENERGY FUND
                       INVESCO GOLD & PRECIOUS METALS FUND
                              INVESCO LEISURE FUND
                             INVESCO TECHNOLOGY FUND
                             INVESCO UTILITIES FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $350 million.......................................................0.75%
Next $350 million........................................................0.65%
Next $1.3 billion........................................................0.55%
Next $2 billion..........................................................0.45%
Next $2 billion..........................................................0.40%
Next $2 billion.........................................................0.375%
Over $8 billion..........................................................0.35%

                     INVESCO VAN KAMPEN SMALL CAP VALUE FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million.......................................................0.67%
Next $500 million.......................................................0.645%
Over $1 billion..........................................................0.62%

                         INVESCO TECHNOLOGY SECTOR FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million.......................................................0.67%
Next $2.5 billion.......................................................0.645%
Over $3 billion..........................................................0.62%

                         INVESCO U.S. MID CAP VALUE FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion.........................................................0.72%
Over $1 billion..........................................................0.65%

                               INVESCO VALUE FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion.........................................................0.42%
Next $1 billion..........................................................0.37%
Next $1 billion..........................................................0.32%
Over $3 billion..........................................................0.27%

                     INVESCO VAN KAMPEN AMERICAN VALUE FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million.......................................................0.72%
Next $535 million.......................................................0.715%
Next $31.965 billion.....................................................0.65%
Over $33 billion.........................................................0.64%

                        INVESCO VAN KAMPEN COMSTOCK FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $1 billion.........................................................0.50%
Next $1 billion..........................................................0.45%
Next $1 billion..........................................................0.40%
Over $3 billion..........................................................0.35%

                     INVESCO VAN KAMPEN MID CAP GROWTH FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $500 million.......................................................0.75%
Next $500 million........................................................0.70%
Over $1 billion..........................................................0.65%

                   INVESCO VAN KAMPEN VALUE OPPORTUNITIES FUND

NET ASSETS                                                           ANNUAL RATE
----------                                                           -----------
First $250 million......................................................0.695%
Next $250 million........................................................0.67%
Next $500 million.......................................................0.645%
Next $1.5 billion........................................................0.62%
Next $2.5 billion........................................................0.595%
Next $2.5 billion........................................................0.57%
Next $2.5 billion.......................................................0.545%
Over $10 billion.........................................................0.52%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                                AIM SECTOR FUNDS
                                                          (INVESCO SECTOR FUNDS)

Attest:  /s/ Peter Davidson              By:     /s/ John M. Zerr
         ---------------------------             -------------------------------
         Assistant Secretary                     John M. Zerr
                                                 Senior Vice President


(SEAL)

                                                          INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson              By:     /s/ John M. Zerr
         ---------------------------             -------------------------------
         Assistant Secretary                     John M. Zerr
                                                 Senior Vice President

(SEAL)
                                      5